Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

§
In re:	§	Chapter 11
§
EP ENERGY CORPORATION, et al.,	§	Case No. 19-35654 (MI)
§
	§	(Jointly Administered)
Debtors.[1]	§
§

NOTICE OF FILING OF

AMENDED EXHIBIT I TO PLAN SUPPLEMENT
IN CONNECTION WITH FOURTH AMENDED JOINT CHAPTER 11

PLAN OF EP ENERGY CORPORATION AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE THAT:

1.            On October 3, 2019 (the “Petition Date”), EP Energy Corporation and its debtor affiliates in the above-captioned cases, as debtors and debtors in possession (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

2.            On January 13, 2020, the Debtors filed the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 685) (the “Plan”).2

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: EP Energy Corporation (2728), EPE Acquisition, LLC (5855), EP Energy LLC (1021), Everest Acquisition Finance Inc. (0996), EP Energy Global LLC (7534), EP Energy Management, L.L.C. (5013), EP Energy Resale Company, L.L.C. (9561), and EP Energy E&P Company, L.P. (7092). The Debtors’ primary mailing address is 1001 Louisiana Street, Houston, TX 77002.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

3.            On January 14, 2020, the Bankruptcy Court entered the Order (I) Approving Proposed Disclosure Statement; (II) Establishing Solicitation and Voting Procedures; (III) Establishing Rights Offering Procedures; (IV) Scheduling Confirmation Hearing; (V) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan; (VI) Approving Notice and Objection Procedures for the Assumption of Executory Contracts and Unexpired Leases (ECF No. 691) (the “Disclosure Statement Order”).

4.            In accordance with the Disclosure Statement Order, on February 7, 2020, the Debtors filed the Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 785) (the “Plan Supplement”).

5.            On February 19, 2020, the Debtors filed the Notice of Filing of Amended Exhibit H to Plan Supplement in Connection with Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (ECF No. 878).

6.            The Debtors hereby file this supplement to the Plan Supplement in further support of the Plan, and the Plan Supplement is hereby supplemented as follows:

Exhibit	Plan Supplement Document	Amendments/Supplement
I	Claims Oversight Monitor Agreement	Replaced with the revised version attached hereto as Exhibit 1 that incorporates the changes reflected in the blackline attached hereto as Exhibit 1-A

7.            The documents contained in the Plan Supplement are integral to, and are considered part of, the Plan. If the Plan is approved, the documents contained in the Plan Supplement will be approved by the Bankruptcy Court pursuant to the Confirmation Order. The Debtors, Initial Supporting Noteholders, and Creditors’ Committee reserve all of their respective rights with respect to the form of documents filed herewith and such documents remain subject in all respects to revision by such parties.

8.            A hearing to consider confirmation of the Plan began on Wednesday, February 26, 2020 at 8:30 a.m. (Prevailing Central Time) before the Bankruptcy Court.

9.            Copies of the exhibits contained in the Plan Supplement, and all documents filed in these chapter 11 cases are available free of charge by visiting https://cases.primeclerk.com/EPEnergy. You may also obtain copies of the pleadings by visiting the Bankruptcy Court’s website at https://ecf.txsb.uscourts.gov in accordance with the procedures and fees set forth therein.

Dated:    March 4, 2020

Houston, Texas

/s/ Alfredo R. Pérez
WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
Clifford W. Carlson (24090024)
700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
Email: Alfredo.Perez@weil.com
Clifford.Carlson@weil.com
-and-

WEIL, GOTSHAL & MANGES LLP
Matthew S. Barr (admitted pro hac vice)
Ronit Berkovich (admitted pro hac vice)
Scott R. Bowling (admitted pro hac vice)
David J. Cohen (admitted pro hac vice)
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: Matt.Barr@weil.com
Ronit.Berkovich@weil.com
Scott.Bowling@weil.com
DavidJ.Cohen@weil.com

Attorneys for the Debtors and
Debtors in Possession

Certificate of Service

I hereby certify that on March 4, 2020, a true and correct copy of the foregoing document was served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas, and will be served as set forth in the Affidavit of Service to be filed by the Debtors’ claims, noticing, and solicitation agent.

/s/ Alfredo R. Pérez
Alfredo R. Pérez

Exhibit 1

Claims Oversight Monitor Agreement

oversight monitor agreement

This Oversight Monitor Agreement (the “Agreement”) is made this [●] day of [____] 2020, by and among EP Energy Corporation and certain of its subsidiaries (collectively, the “Debtors” and, after the Effective Date (as defined below), the “Reorganized Debtors”) and Saccullo Business Consulting, LLC (“SBC”), by and through Anthony M. Saccullo, Esq. (the “Claims Oversight Monitor”), which sets forth, among other things, the rights and scope of services to be provided by the Claims Oversight Monitor (the “Services”).

Recitals

WHEREAS, on October 3, 2019, the Debtors commenced voluntary cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) pursuant to chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);

WHEREAS, on [____] [●], 2020, the Bankruptcy Court entered an order (Docket No. [●]) (the “Confirmation Order”) confirming the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (Docket No. 685) (the “Plan”);1 and

WHEREAS, the Plan provides for the appointment of a Claims Oversight Monitor to supervise the process of reconciling, estimating, objecting to, settling and otherwise resolving Disputed General Unsecured Claims and Convenience Claims to be conducted by the Reorganized Debtors, as set forth in and subject to the terms of the Plan and this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein as well as the relevant provisions of the Plan, the parties hereto agree as follows:

Section 1      Acceptance and Appointment.2 SBC, by and through Anthony M. Saccullo, hereby accepts the appointment as the Claims Oversight Monitor to provide the Services pursuant to the Plan, the Confirmation Order, and as set forth herein. Notwithstanding the date of execution, this Agreement shall only become effective on the Effective Date.

Section 2      Duties, Powers, and Rights of the Claims Oversight Monitor.

(a)            From and after the Effective Date, the Claims Oversight Monitor shall have all duties set forth herein, in the Plan, and in the Confirmation Order, including the following:

1 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

2 Pursuant to the Plan, the Claims Oversight Monitor was selected by the Creditors’ Committee in consultation with the Debtors.

(1)            monitoring the process of reconciliation, estimation, settlement, resolution and allowance of General Unsecured Claims and Convenience Claims to be conducted by the Reorganized Debtors in accordance with and subject to the terms of this Agreement (the “General Unsecured Claims Process”);

(2)            consulting with the Reorganized Debtors with respect to the General Unsecured Claims Process;

(3)            responding to any reasonable inquiries from holders of General Unsecured Claims and Convenience Claims, and reasonably discussing issues of concern raised by any such holders to the extent related to the General Unsecured Claims Process;

(4)            addressing the Bankruptcy Court as the Claims Oversight Monitor determines is necessary or appropriate;

(5)            preparing and filing with the Bankruptcy Court, on a quarterly basis, a report on the status of the General Unsecured Claims Process, including the amount and number of unresolved claims and the status of the Disputed Claims Reserve based upon information provided by the Reorganized Debtors;

(6)            working on a collaborative basis with the Reorganized Debtors to perform the foregoing activities;

(7)            retaining persons and professionals to assist in carrying out its powers and duties enumerated in the Plan, the Confirmation Order, and this Agreement; and executing all documents necessary or appropriate to carry out its powers and duties enumerated in the Plan, the Confirmation Order, and this Agreement.

(b)            The parties agree that the Claims Oversight Monitor shall have standing to be heard with respect to all matters directly or indirectly affecting or relating to the General Unsecured Claims Process and the administration of, and distributions from, the Disputed Claims Reserve. The parties further agree that the reconciliation, estimation and settlement of, and making of distributions with respect to, General Unsecured Claims and Convenience Claims shall be the primary responsibility of the Reorganized Debtors (as the case may be), subject to general oversight by the Claims Oversight Monitor. The Debtors and the Reorganized Debtors will work collaboratively and consult with the Claims Oversight Monitor with respect to the General Unsecured Claims Process and any distributions made from the Disputed Claims Reserve and, further, shall coordinate with the Claims Oversight Monitor with respect to any objections, litigation, proceedings, settlements or resolutions in respect of any General Unsecured Claims or Convenience Claims. In addition, the Debtors and the Reorganized Debtors agree as follows:

(1)            Without the prior consent of the Claims Oversight Monitor (such consent not to be unreasonably withheld or delayed) or the authorization by the Bankruptcy Court, neither the Debtors nor the Reorganized Debtors shall seek to allow, settle, compromise or otherwise resolve a General Unsecured Claim or Convenience Claim (x) that has been asserted in the principal or face amount of more than $500,000, (y) that is proposed to be allowed, settled, compromised or otherwise resolved in an amount greater than $250,000, or (z) of any amount that is held either by (A) a current or former affiliate or related party of the Debtors or Reorganized Debtors, (B) a current or former employee, officer or director of the Debtors or the Reorganized Debtors, or (C) any of the Supporting Noteholders;

2

(2)            The Debtors and the Reorganized Debtors shall provide all books, records and other information related to General Unsecured Claims, Convenience Claims and the General Unsecured Claims Process as may be reasonably requested by the Claims Oversight Monitor and/or its retained Professionals (as defined below); and

(3)            The Debtors and the Reorganized Debtors shall provide monthly reports to the Claims Oversight Monitor and its retained Professionals regarding the nature and amount of all remaining General Unsecured Claims and Convenience Claims, the status of the General Unsecured Claims Process, the status of distributions made to holders of General Unsecured Claims and Convenience Claims and the status of the Disputed Claims Reserve, and such monthly reports shall be in a form and substance reasonably acceptable to the Claims Oversight Monitor.

(c)            Notwithstanding anything to the contrary in this Agreement, the Claims Oversight Monitor shall have the foregoing powers only with respect to Disputed General Unsecured Claims and Disputed Convenience Claims that have not been Allowed under the Plan or pursuant to a Final Order, including the Confirmation Order and the DIP Order.

Section 3      No Other Duties or Obligations. Other than the duties and obligations of the Claims Oversight Monitor specifically set forth in this Agreement, the Plan, or the Confirmation Order, the Claims Oversight Monitor shall have no duties or obligations of any kind or nature with respect to its position.

Section 4      Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed to create a partnership, agency, joint venture or employer-employee relationship by and between SBC and/or any of its consultants, on the one hand, and the Debtors and Reorganized Debtors, on the other hand. The appointment of SBC as Claims Oversight Monitor hereunder does not make SBC or any of its consultants an officer, director, or agent of the Debtors or the Reorganized Debtors.

Section 5      Compensation.

(a)            The Claims Oversight Monitor will be paid compensation by the Reorganized Debtors for Services rendered at the standard hourly billing rates in effect for its personnel, which hourly rates are subject to periodic adjustment to reflect economic and other conditions. The Claims Oversight Monitor’s current hourly rates are set forth below:

Professional	Hourly Rate
Anthony M. Saccullo, Esq.	$450
Douglas W. Squasoni, Esq.	$385
Other Consultants	$210–350

3

(b)            The Claims Oversight Monitor shall also be entitled to reimbursement of its reasonable and documented out-of-pocket expenses (including reasonable attorneys’ and other professional fees and expenses) actually incurred on account of services provided as the Claims Oversight Monitor; provided that, for the avoidance of doubt, the aggregate amount of fees and expenses paid to the Claims Oversight Monitor and any retained Professionals shall not exceed $17,500 per month in the aggregate (the “Monthly Fee Cap”). Amounts incurred in excess of the Monthly Fee Cap for any given month may be satisfied from any excess availability (i.e., any unused portion of any Monthly Fee Cap) for all prior or subsequent months.

(c)            The Claims Oversight Monitor will bill for its reasonable and documented fees and out-of-pocket expenses no less frequently than on a monthly basis by providing an invoice summarizing the aggregate number of hours worked and expenses incurred (it being understood that detailed time entries are not required by the Claims Oversight Monitor or any retained Professionals). Upon receipt of such invoice, the Reorganized Debtors shall promptly (in no event later than five (5) Business Days) remit, in full, the payment of such fees and expenses, subject to the Monthly Fee Cap.

Section 6      Retention of Counsel and Agents. The Claims Oversight Monitor may hire attorneys, accountants and other professionals (collectively, the “Professionals”) as may be necessary or appropriate in connection with its duties herein, as determined by the Claims Oversight Monitor in its sole discretion. Any Professionals retained by the Claims Oversight Monitor shall be entitled to reasonable compensation from the Reorganized Debtors for services rendered and reimbursement of reasonable and documented fees, costs and expenses incurred, subject to the Monthly Fee Cap. The payment of the fees, costs and expenses of the Claims Oversight Monitor and its retained Professionals incurred after the Effective Date shall be made in the ordinary course of business (subject to the Monthly Fee Cap) and shall not be subject to the approval of the Bankruptcy Court.

Section 7      Term of Service. The Claims Oversight Monitor shall serve until the earliest of (i) the valid termination of this Agreement in accordance with its terms, and (ii) the Claims Oversight Monitor’s death, incapacitation, resignation in accordance with Section 8 hereof, or removal for cause in accordance with Section 9 hereof.

Section 8      Resignation. The Claims Oversight Monitor may resign by giving not less than fourteen (14) calendar days’ prior written notice (including by email) to counsel for the Reorganized Debtors. Such resignation, which shall be applicable to the Claims Oversight Monitor in its capacity as such, shall become effective immediately upon the appointment of a successor Claims Oversight Monitor in accordance with Section 10(a) hereof.

Section 9      Removal of Claims Oversight Monitor for Good Cause. The Reorganized Debtors may remove the Claims Oversight Monitor only for good cause upon fourteen (14) calendar days’ prior written notice (including by email) to the Claims Oversight Monitor. For purposes hereof, the term “good cause” means:

(a)            theft, dishonesty, fraud or willful misconduct including intentional falsification of any employment or other records;

4

(b)            gross negligence or material failure in the performance of any material duties hereunder, which is (i) repeated or continued after written notice of, and a reasonable opportunity to cure, such gross negligence or material failure, and (ii) injurious to the Reorganized Debtors;

(c)            the arrest, indictment or conviction (including any plea of guilty or no contest) for any felony or other crime involving dishonesty or moral turpitude.

If there is a dispute between the Reorganized Debtors and the Claims Oversight Monitor regarding whether good cause exists for removal, and such dispute is not consensually resolved, such dispute will be resolved by the Bankruptcy Court. For the avoidance of doubt, during the pendency of any dispute before the Bankruptcy Court regarding removal of the Claims Oversight Monitor and any appeals therefrom, the Claims Oversight Monitor shall (x) continue to discharge the rights, obligations, and duties of the Claims Oversight Monitor set forth in the Plan, the Confirmation Order, and this Agreement, and (y) continue to receive payment of reasonable and documented fees and out-of-pocket expenses accrued prior to removal, subject to the terms of the Plan, the Confirmation Order, and this Agreement (subject to the Monthly Cap).

Section 10      Appointment of Successor Claims Oversight Monitor.

(a)            The death, incapacity, resignation, or removal of the Claims Oversight Monitor for good cause shall not operate to terminate this Agreement or, by itself, invalidate any action theretofore taken by the Claims Oversight Monitor. In the event of a vacancy by reason of death, incapacity or removal of the Claims Oversight Monitor for good cause or prospective vacancy by reason of resignation or removal for good cause, legacy counsel to the Creditors’ Committee appointed in the Chapter 11 Cases, in consultation with the Reorganized Debtors, shall appoint a successor Claims Oversight Monitor upon written notice (including by email) to the Reorganized Debtors.

(b)            The successor Claims Oversight Monitor, without any further act, shall become vested with all the rights, powers, and duties of the Claims Oversight Monitor; provided, however, that no Claims Oversight Monitor shall be liable for the acts or omissions of any prior or later Claims Oversight Monitor. Every successor Claims Oversight Monitor appointed hereunder shall execute, acknowledge, and deliver to the Reorganized Debtors an instrument accepting such appointment subject to the terms and provisions hereof.

Section 11      Standard of Care. None of the Claims Oversight Monitor, Professionals retained by the Claims Oversight Monitor, or their respective affiliates and agents or any of their respective officers, directors, partners and employees to the fullest extent permitted by applicable law, shall be personally liable to any Entity for actions taken (or omitted from being taken) under or pursuant to this Agreement or the Plan, except to the extent that its, his or her own acts are determined by final non-appealable order of a court of competent jurisdiction to be the direct result of gross negligence, fraud or willful misconduct.

Section 12      Indemnification.

(a)            The Reorganized Debtors, jointly and severally, shall indemnify and hold harmless (i) the Claims Oversight Monitor (in its capacity as such) and (ii) Professionals retained by the Claims Oversight Monitor (collectively, the “Indemnified Parties”) from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including but not limited to costs and expenses of investigating, analyzing and responding to claims, and attorneys’ fees arising out of or due to their actions or omissions, or consequences of such actions or omissions (collectively, “Losses”), with respect to the Reorganized Debtors or the implementation or administration of the Plan or this Agreement, except for acts or omissions determined by final non-appealable order of a court of competent jurisdiction to be the direct result of such Indemnified Party’s willful misconduct, fraud or gross negligence. To the extent an Indemnified Party asserts a claim for indemnification under this Section 12, the reasonable and documented (with such documentation subject to redaction only to preserve attorney client and work product privileges) out-of-pocket legal fees and related costs actually incurred by counsel to the Claims Oversight Monitor in monitoring and participating in the defense of such claims giving rise to the asserted right of indemnification shall be advanced to such Indemnified Party (and such Indemnified Party undertakes to repay such amounts if it ultimately shall be determined through a Final Order that such Indemnified Party is not entitled to be indemnified therefor) by the Reorganized Debtors. The indemnification provisions of the Plan or this Agreement shall remain available to, and be binding upon, the Reorganized Debtors and any former Claims Oversight Monitor or the estate of any decedent of the Claims Oversight Monitor and shall survive the termination of this Agreement.

5

(b)            Reasonably promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding with respect to which the Reorganized Debtors are obligated to provide indemnification under this Agreement (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Reorganized Debtors in respect thereof, notify the Reorganized Debtors in writing of the commencement thereof (an “Indemnified Claim Notice”); provided, that (i) the omission to so notify the Reorganized Debtors will not relieve the Reorganized Debtors from any liability that they may have hereunder except to the extent they have been materially prejudiced by such failure and (ii) the omission to so notify the Reorganized Debtors will not relieve the Reorganized Debtors from any liability that they may have to such Indemnified Person otherwise than on account of this Agreement. In the event that any such Indemnified Claims are brought against any Indemnified Person and it notifies the Reorganized Debtors of the commencement thereof, the Reorganized Debtors will (at their sole expense) be entitled to participate therein, and, at their election by providing reasonably prompt (and in no event more than thirty (30) calendar days after the date of the Indemnified Claim Notice) written notice of their election to assume the defense of an Indemnified Claim to such Indemnified Person, the Reorganized Debtors will (at their sole expense) be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and any Reorganized Debtors and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Reorganized Debtors, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Reorganized Debtors to such Indemnified Person of their election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Reorganized Debtors shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable documented out-of-pocket costs of investigation), to the extent incurred after the Reorganized Debtors assumed the defense of such Indemnified Claims, unless (A) the Reorganized Debtors shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time (and in no event later than the 30-day period referenced above) after the Reorganized Debtors have received the Indemnified Claim Notice, (B) after the Reorganized Debtors assume the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Reorganized Debtors have failed or are failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) Business Days following receipt of such notice by the Reorganized Debtors, or (C) the Reorganized Debtors shall have authorized in writing the employment of counsel for such Indemnified Person; provided, however, that if such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Reorganized Debtors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), the Reorganized Debtors shall be liable for the reasonable and documented out-of-pocket fees and expenses of such separate counsel and (if applicable) local counsel.

6

(c)            The Reorganized Debtors shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Reorganized Debtors (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Reorganized Debtors or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Reorganized Debtors agree to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Reorganized Debtors hereunder in accordance with, and subject to the limitations of, this Section 12. The Reorganized Debtors shall not effect any settlement of any Indemnified Claims in respect of which indemnity has been sought hereunder by an Indemnified Person without the prior written consent of such Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), unless (i) such settlement includes a full and unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liabilities and obligations with respect to such Indemnified Claims, (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person, and (iii) such settlement does not contain any equitable order, judgment or term, or otherwise contain any sanction or restriction, that in any manner affects, restricts or interferes with (or could reasonably be expected to do so) the business of such Indemnified Person or any of its affiliates.

Section 13      Exculpation. The Claims Oversight Monitor, or any Professionals, agents, or representatives of the Claims Oversight Monitor, each in its capacity as such (collectively, the “Exculpated Parties”), shall not be liable for any losses, claims, damages, liabilities, obligations, settlements, proceedings, suits, judgments, causes of action, litigation, actions, investigations (whether civil or administrative and whether sounding in tort, contract or otherwise), penalties, costs, and expenses, including reasonable fees and disbursements incurred, caused by, relating to, based upon, or arising out of (directly or indirectly) the Exculpated Party’s execution, delivery, and acceptance of or the performance or nonperformance of its powers, duties, and obligations under this Agreement, the Plan, the Confirmation Order, any other order of the Bankruptcy Court or applicable law or as may arise by reason of any action, omission or error of an Exculpated Party, and Persons dealing or having any relationship with the Reorganized Debtors shall have recourse only to the Reorganized Debtors’ assets and shall look only to the Reorganized Debtors’ assets to satisfy any liability or other obligations incurred in carrying out the terms of the Plan and this Agreement, and the Claims Oversight Monitor shall not have any personal obligation to satisfy any such liability; provided, however, that the foregoing limitations shall not apply to any acts or omissions ultimately and finally determined by a final and non-appealable order of a court of competent jurisdiction to be the direct result of such Exculpated Party’s gross negligence, fraud or willful misconduct. None of the Exculpated Parties is deemed to be responsible for any other Exculpated Party’s actions or inactions. The foregoing indemnification and exculpation with respect to any Exculpated Party shall survive the termination of such Exculpated Party from the capacity for which it was deemed indemnified and exculpated and the termination or modification of this Agreement. The organizational documents of the Reorganized Debtors shall provide for the indemnification and exculpation of the Claims Oversight Monitor to the fullest extent permitted by applicable law.

7

Section 14      Insurance. On the Effective Date, the Claims Oversight Monitor (i) shall be covered as an officer under the Reorganized Debtors’ existing director and officer liability insurance policy as an “additional named insured” and as a “certificate holder” under each liability insurance policy of the Reorganized Debtors, or (ii) if not covered under such policies, authorized to obtain all reasonably necessary insurance coverage for itself with the consent of the Reorganized Debtors (not to be unreasonably withheld or delayed), including, but not limited to, coverage with respect to the liabilities, duties and obligations of the Claims Oversight Monitor under this Agreement and the Plan (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage shall be effective as of the Effective Date and may remain in effect for a reasonable period of time after the termination of this Agreement; provided, that any such insurance coverage shall be in a form, manner and amount reasonably acceptable to the Claims Oversight Monitor and paid for by the Reorganized Debtors; provided, further, that the Debtors shall notify the Claims Oversight Monitor of their unwillingness or inability to obtain the insurance coverage described in the foregoing clause (i) as promptly as practicable prior to the anticipated Effective Date.

Section 15      Termination. This Agreement shall terminate upon (i) the written agreement of the Reorganized Debtors and the Claims Oversight Monitor, or (ii) the Claims Oversight Monitor’s receipt of written notice from the Reorganized Debtors of the final resolution of all Disputed General Unsecured Claims and Convenience Claims. All provisions of this Agreement that expressly survive by their terms shall remain in effect in accordance with their terms.

8

Section 16      Descriptive Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 17      Amendment and Waiver. No change, modification, extension, renewal, ratification, waiver or rescission of this Agreement or of any of the provisions hereof shall be binding unless it is in writing and signed by both parties hereto. Further, no waiver or forbearance by either party hereto with respect to any right granted to such party herein shall operate or be construed to be a waiver or forbearance of such party’s right to exercise such right in the future.

Section 18      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the rules of conflict of laws of the State of New York or any other jurisdiction.

Section 19      Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. Subject to the occurrence of the Effective Date, this Agreement shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

Section 20      Severability; Validity. If any provision of this Agreement or the application thereof to any Entity or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Entities or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

Section 21      Notices. Notices regarding or required by this Agreement must be in writing and delivered to the parties at the mailing addresses set forth below or to such other address as a party may designate in writing. Any notice required under this Agreement will be deemed effective upon delivery to the party to whom it is addressed.

If to the Claims Oversight Monitor:

SACCULLO BUSINESS CONSULTING, LLC

27 Crimson King Drive

Bear, Delaware 19701

Attn: Anthony M. Saccullo

Email: ams@sacculloconsulting.com

If to the Reorganized Debtors:

EP ENERGY CORPORATION

1001 Louisiana Street

Houston, Texas 77002

Attn: Jace D. Locke

Email: Jace.Locke@epenergy.com

9

Section 22      Change of Address. Any entity may change the address at which it is to receive notices under this Agreement by furnishing written notice to the parties listed in Section 21 of this Agreement. Such change of address shall be effective five (5) Business Days after service of such notice.

Section 23      Relationship to Plan. The principal purpose of this Agreement is to aid in the implementation of the Plan and, therefore, this Agreement incorporates and is subject to the provisions of the Plan and Confirmation Order. In the event that the provisions of this Agreement are found to be inconsistent with the provisions of the Plan or Confirmation Order, the provisions of the Plan and Confirmation Order control; provided, however, that, pursuant to Section 17 of this Agreement, provisions of this Agreement adopted by amendment following substantial consummation (as such term is used in Section 1127(b) of the Bankruptcy Court) shall control over provisions of the Plan.

Section 24      Meaning of Terms. Unless the context of this Agreement otherwise requires, (i) words importing the masculine gender include the feminine and the neuter, if appropriate, and words importing the singular number include the plural number and vice versa, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement, (iv) the words “include,” “includes,” and “including,” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (v) the word “or” shall not be exclusive and shall be read to mean “and/or.”

Section 25      Retention of Jurisdiction. As provided in Article XI of the Plan, the Bankruptcy Court shall retain jurisdiction over the Reorganized Debtors to the fullest extent permitted by law, including, but not limited to, for the purpose of interpreting and implementing the provisions of this Agreement.

Section 26      Assignment. Neither this Agreement nor any of the rights, duties or obligations of either of the parties hereto may be assigned without Bankruptcy Court approval.

Section 27      Successor and Assigns; No Third Party Beneficiaries. This Agreement shall be binding on and shall inure to the benefit of each of the parties and their respective successors and assigns, except as otherwise provided herein. Neither party may assign, transfer, hypothecate or otherwise convey its respective rights, benefits, obligations or duties hereunder without the prior express written consent of the other party. Any such purported assignment, transfer, hypothecation or other conveyance by any party without the prior express written consent of the other party shall be null and void and of no force or effect.

Section 28      Effective Date. This Agreement shall become effective on the Effective Date.

10

IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers or representatives, all as of the date first above written.

EP ENERGY CORPORATION

By:
Name:
Title:

EPE ACQUISITION, LLC

By:
Name:
Title:

EP ENERGY LLC

By:
Name:
Title:

EVEREST ACQUISITION FINANCE INC.

By:
Name:
Title:

EP ENERGY GLOBAL LLC

By:
Name:
Title:

[Signature Page to Oversight Monitor Agreement]

EP ENERGY MANAGEMENT, L.L.C.

By:
Name:
Title:

EP ENERGY RESALE COMPANY, L.L.C.

By:
Name:
Title:

EP ENERGY E&P COMPANY, L.P.

By:
Name:
Title:

SACULLO BUSINESS CONSULTING, LLC

By:
Name: Anthony M. Saccullo
Title:

[Signature Page to Oversight Monitor Agreement]

Exhibit 1-A

Redline

oversight monitor agreement

This Oversight Monitor Agreement (the “Agreement”) is made this [●] day of [____] 2020, by and among EP Energy Corporation and certain of its subsidiaries (collectively, the “Debtors” and, after the Effective Date (as defined below), the “Reorganized Debtors”) and ~~[____]~~Saccullo Business Consulting, LLC (“SBC”), by and through Anthony M. Saccullo, Esq. (the “Claims Oversight Monitor”), which sets forth, among other things, the rights and scope of services to be provided by the Claims Oversight Monitor (the “Services”).

Recitals

WHEREAS, on October 3, 2019, the Debtors commenced voluntary cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) pursuant to chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);

WHEREAS, on [____] [●], 2020, the Bankruptcy Court entered an order (Docket No. [●]) (the “Confirmation Order”) confirming the Fourth Amended Joint Chapter 11 Plan of EP Energy Corporation and Its Affiliated Debtors (Docket No. 685) (the “Plan”);1 and

WHEREAS, the Plan provides for the appointment of a Claims Oversight Monitor to supervise the process of reconciling, estimating, objecting to, settling and otherwise resolving Disputed General Unsecured Claims and Convenience Claims to be conducted by the Reorganized Debtors, as set forth in and subject to the terms of the Plan and this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein as well as the relevant provisions of the Plan, the parties hereto agree as follows:

Section 1                 Acceptance and Appointment.2 ~~[____]~~SBC, by and through Anthony M. Saccullo, hereby accepts the appointment as the Claims Oversight Monitor to provide the Services pursuant to the Plan, the Confirmation Order, and as set forth herein. Notwithstanding the date of execution, this Agreement shall only become effective on the Effective Date.

Section 2                 Duties, Powers, and Rights of the Claims Oversight Monitor.

(a)               From and after the Effective Date, the Claims Oversight Monitor shall have all duties set forth herein, in the Plan, and in the Confirmation Order, including the following:

(1)               monitoring the process of reconciliation, estimation, settlement, resolution and allowance of General Unsecured Claims and Convenience Claims to be conducted by the Reorganized Debtors in accordance with and subject to the terms of this Agreement (the “General Unsecured Claims Process”);

1 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

2 Pursuant to the Plan, the Claims Oversight Monitor was selected by the Creditors’ Committee in consultation with the Debtors.

(2)                consulting with the Reorganized Debtors with respect to the General Unsecured Claims Process;

(3)               responding to any reasonable inquiries from holders of General Unsecured Claims and Convenience Claims, and reasonably discussing issues of concern raised by any such holders to the extent related to the General Unsecured Claims Process;

(4)               addressing the Bankruptcy Court as the Claims Oversight Monitor determines is necessary or appropriate~~, including, without limitation, by objecting to or seeking to estimate Disputed Claims~~;

(5)               preparing and filing with the Bankruptcy Court, on a quarterly basis, a report on the status of the General Unsecured Claims Process, including the amount and number of unresolved claims and the status of the Disputed Claims Reserve based upon information provided by the Reorganized Debtors;

(6)               working on a collaborative basis with the Reorganized Debtors to perform the foregoing activities;

(7)               retaining persons and professionals to assist in carrying out its powers and duties enumerated in the Plan, the Confirmation Order, and this Agreement; and executing all documents necessary or appropriate to carry out its powers and duties enumerated in the Plan, the Confirmation Order, and this Agreement.

(b)               The parties agree that the Claims Oversight Monitor shall have standing to be heard with respect to all matters directly or indirectly affecting or relating to the General Unsecured Claims Process and the administration of, and distributions from, the Disputed Claims Reserve. The parties further agree that the reconciliation, estimation and settlement of, and making of distributions with respect to, General Unsecured Claims and Convenience Claims shall be the primary responsibility of the Reorganized Debtors (as the case may be), subject to general oversight by the Claims Oversight Monitor. The Debtors and the Reorganized Debtors will work collaboratively and consult with the Claims Oversight Monitor with respect to the General Unsecured Claims Process and any distributions made from the Disputed Claims Reserve and, further, shall coordinate with the Claims Oversight Monitor with respect to any objections, litigation, proceedings, settlements or resolutions in respect of any General Unsecured Claims or Convenience Claims. In addition, the Debtors and the Reorganized Debtors agree as follows:

(1)               Without the prior consent of the ~~Oversight~~ Claims Oversight Monitor (such consent not to be unreasonably withheld or delayed) or the authorization by the Bankruptcy Court, neither the Debtors nor the Reorganized Debtors shall seek to allow, settle, compromise or otherwise resolve a General Unsecured Claim or Convenience Claim (x) that has been asserted in the principal or face amount of more than $500,000, (y) that is proposed to be allowed, settled, compromised or otherwise resolved in an amount greater than $250,000, or (z) of any amount that is held either by (A) a current or former affiliate or related party of the Debtors or Reorganized Debtors, (B) a current or former employee, officer or director of the Debtors or the Reorganized Debtors, or (C) any of the Supporting Noteholders;

2

(2)               The Debtors and the Reorganized Debtors shall provide all books, records and other information related to General Unsecured Claims, Convenience Claims and the General Unsecured Claims Process as may be reasonably requested by the Claims Oversight Monitor and/or its retained Professionals (as defined below); and

(3)               The Debtors and the Reorganized Debtors shall provide monthly reports to the Claims Oversight Monitor and its retained Professionals regarding the nature and amount of all remaining General Unsecured Claims and Convenience Claims, the status of the General Unsecured Claims Process, the status of distributions made to holders of General Unsecured Claims and Convenience Claims and the status of the Disputed Claims Reserve, and such monthly reports shall be in a form and substance reasonably acceptable to the Claims Oversight Monitor.

(c)               Notwithstanding anything to the contrary in this Agreement, the Claims Oversight Monitor shall have the foregoing powers only with respect to Disputed General Unsecured Claims and Disputed Convenience Claims that have not been Allowed under the Plan or pursuant to a Final Order, including the Confirmation Order and the DIP Order.

Section 3                 No Other Duties or Obligations. Other than the duties and obligations of the Claims Oversight Monitor specifically set forth in this Agreement, the Plan, or the Confirmation Order, the Claims Oversight Monitor shall have no duties or obligations of any kind or nature with respect to its position.

Section 4                 Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed to create a partnership, agency, joint venture or employer-employee relationship by and between SBC and/or any of its consultants, on the one hand, and the Debtors and Reorganized Debtors, on the other hand. The appointment of SBC as Claims Oversight Monitor hereunder does not make SBC or any of its consultants an officer, director, or agent of the Debtors or the Reorganized Debtors.

Section 5                 ~~Section 4~~ Compensation.

(a)               The Claims Oversight Monitor will be paid compensation by the Reorganized Debtors for Services rendered at the standard hourly billing rates in effect for its personnel, which hourly rates are subject to periodic adjustment to reflect economic and other conditions. The Claims Oversight Monitor’s current hourly rates are set forth below:

Professional	Hourly Rate
Anthony M. Saccullo, Esq.	$450
Douglas W. Squasoni, Esq.	$385
Other Consultants	$210–350

3

(b)               ~~(a)~~ The Claims Oversight Monitor ~~will be paid compensation by the Reorganized Debtors on terms to be agreed by the Debtors or Reorganized Debtors, as applicable, the Creditors’ Committee, and the Claims Oversight Monitor, but in an amount no greater than $17,500 per month, for Services rendered and~~shall also be entitled to reimbursement of its reasonable and documented out-of-pocket expenses (including reasonable attorneys’ and other professional fees and expenses) actually incurred on account of services provided as the Claims Oversight Monitor; provided that, for the avoidance of doubt, the aggregate amount of fees and expenses paid to the Claims Oversight Monitor and any retained Professionals shall not exceed $17,500 per month in the aggregate (the “Monthly Fee Cap”). Amounts incurred in excess of the Monthly Fee Cap ~~in one month shall not roll over or be payable in any~~for any given month may be satisfied from any excess availability (i.e., any unused portion of any Monthly Fee Cap) for all prior or subsequent months.

(c)               ~~(b)~~ The Claims Oversight Monitor will bill for its reasonable and documented fees and out-of-pocket expenses no less frequently than on a monthly basis by providing an invoice summarizing the aggregate number of hours worked and expenses incurred (it being understood that detailed time entries are not required by the Claims Oversight Monitor or any retained Professionals). Upon receipt of such invoice, the Reorganized Debtors shall promptly (in no event later than five (5) Business Days) remit, in full, the payment of such fees and expenses, subject to the Monthly Fee Cap.

Section 6                 ~~Section 5~~ Retention of Counsel and Agents. The Claims Oversight Monitor may hire attorneys, accountants and other professionals (collectively, the “Professionals”) as may be necessary or appropriate in connection with its duties herein, as determined by the Claims Oversight Monitor in its sole discretion. Any Professionals retained by the Claims Oversight Monitor shall be entitled to reasonable compensation from the Reorganized Debtors for services rendered and reimbursement of reasonable and documented fees, costs and expenses incurred, subject to the Monthly Fee Cap. The payment of the fees, costs and expenses of the Claims Oversight Monitor and its retained Professionals incurred after the Effective Date shall be made in the ordinary course of business (subject to the Monthly Fee Cap) and shall not be subject to the approval of the Bankruptcy Court.

Section 7                 ~~Section 6~~ Term of Service. The Claims Oversight Monitor shall serve until the earliest of (i) the valid termination of this Agreement in accordance with its terms, and (ii) the Claims Oversight Monitor’s death, incapacitation, resignation in accordance with ~~Section 7~~ Section 8 hereof, or removal for cause in accordance with ~~Section 8~~ Section 9 hereof.

Section 8                 ~~Section 7~~ Resignation. The Claims Oversight Monitor may resign by giving not less than fourteen (14) calendar days’ prior written notice (including by email) to counsel for the Reorganized Debtors. Such resignation, which shall be applicable to the Claims Oversight Monitor in its capacity as such, shall become effective immediately upon the appointment of a successor Claims Oversight Monitor in accordance with ~~Section 9~~Section 10(a) hereof.

Section 9                 ~~Section 8~~ Removal of Claims Oversight Monitor for Good Cause. The Reorganized Debtors may remove the Claims Oversight Monitor only for good cause upon fourteen (14) calendar days’ prior written notice (including by email) to the Claims Oversight Monitor. For purposes hereof, the term “good cause” means:

4

(a)               theft, dishonesty, fraud or willful misconduct including intentional falsification of any employment or other records;

(b)               gross negligence or material failure in the performance of any material duties hereunder, which is (i) repeated or continued after written notice of, and a reasonable opportunity to cure, such gross negligence or material failure, and (ii) injurious to the Reorganized Debtors;

(c)               the arrest, indictment or conviction (including any plea of guilty or no contest) for any felony or other crime involving dishonesty or moral turpitude.

If there is a dispute between the Reorganized Debtors and the Claims Oversight Monitor regarding whether good cause exists for removal, and such dispute is not consensually resolved, such dispute will be resolved by the Bankruptcy Court. For the avoidance of doubt, during the pendency of any dispute before the Bankruptcy Court regarding removal of the Claims Oversight Monitor and any appeals therefrom, the Claims Oversight Monitor shall (x) continue to discharge the rights, obligations, and duties of the Claims Oversight Monitor set forth in the Plan, the Confirmation Order, and this Agreement, and (y) continue to receive payment of reasonable and documented fees and out-of-pocket expenses accrued prior to removal, subject to the terms of the Plan, the Confirmation Order, and this Agreement (subject to the Monthly Cap).

Section 10             ~~Section 9~~ Appointment of Successor Claims Oversight Monitor.

(a)               The death, incapacity, resignation, or removal of the Claims Oversight Monitor for good cause shall not operate to terminate ~~any agency or employment created by~~ this Agreement or, by itself, invalidate any action theretofore taken by the Claims Oversight Monitor. In the event of a vacancy by reason of death, incapacity or removal of the Claims Oversight Monitor for good cause or prospective vacancy by reason of resignation or removal for good cause, legacy counsel to the Creditors’ Committee appointed in the Chapter 11 Cases, in consultation with the Reorganized Debtors, shall appoint a successor Claims Oversight Monitor upon written notice (including by email) to the Reorganized Debtors.

(b)               The successor Claims Oversight Monitor, without any further act, shall become vested with all the rights, powers, and duties of the Claims Oversight Monitor; provided, however, that no Claims Oversight Monitor shall be liable for the acts or omissions of any prior or later Claims Oversight Monitor. Every successor Claims Oversight Monitor appointed hereunder shall execute, acknowledge, and deliver to the Reorganized Debtors an instrument accepting such appointment subject to the terms and provisions hereof.

Section 11             ~~Section 10~~ Standard of Care. None of the Claims Oversight Monitor, Professionals retained by the Claims Oversight Monitor, or their respective affiliates and agents or any of their respective officers, directors, partners and employees to the fullest extent permitted by applicable law, shall be personally liable to any Entity for actions taken (or omitted from being taken) under or pursuant to this Agreement or the Plan, except to the extent that its, his or her own acts are determined by final non-appealable order of a court of competent jurisdiction to be the direct result of gross negligence, fraud or willful misconduct.

5

Section 12             ~~Section 11~~ Indemnification.

(a)               The Reorganized Debtors, jointly and severally, shall indemnify and hold harmless (i) the Claims Oversight Monitor (in its capacity as such) and (ii) Professionals retained by the Claims Oversight Monitor (collectively, the “Indemnified Parties”) from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including but not limited to costs and expenses of investigating, analyzing and responding to claims, and attorneys’ fees arising out of or due to their actions or omissions, or consequences of such actions or omissions (collectively, “Losses”), with respect to the Reorganized Debtors or the implementation or administration of the Plan or this Agreement, except for acts or omissions determined by final non-appealable order of a court of competent jurisdiction to be the direct result of such Indemnified Party’s willful misconduct, fraud or gross negligence. To the extent an Indemnified Party asserts a claim for indemnification under this ~~Section 11~~Section 12, the reasonable and documented (with such documentation subject to redaction only to preserve attorney client and work product privileges) out-of-pocket legal fees and related costs actually incurred by counsel to the Claims Oversight Monitor in monitoring and participating in the defense of such claims giving rise to the asserted right of indemnification shall be advanced to such Indemnified Party (and such Indemnified Party undertakes to repay such amounts if it ultimately shall be determined through a Final Order that such Indemnified Party is not entitled to be indemnified therefor) by the Reorganized Debtors. The indemnification provisions of the Plan or this Agreement shall remain available to, and be binding upon, the Reorganized Debtors and any former Claims Oversight Monitor or the estate of any decedent of the Claims Oversight Monitor and shall survive the termination of this Agreement.

(b)               Reasonably promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding with respect to which the Reorganized Debtors are obligated to provide indemnification under this Agreement (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Reorganized Debtors in respect thereof, notify the Reorganized Debtors in writing of the commencement thereof (an “Indemnified Claim Notice”); provided, that (i) the omission to so notify the Reorganized Debtors will not relieve the Reorganized Debtors from any liability that they may have hereunder except to the extent they have been materially prejudiced by such failure and (ii) the omission to so notify the Reorganized Debtors will not relieve the Reorganized Debtors from any liability that they may have to such Indemnified Person otherwise than on account of this Agreement. In the event that any such Indemnified Claims are brought against any Indemnified Person and it notifies the Reorganized Debtors of the commencement thereof, the Reorganized Debtors will (at their sole expense) be entitled to participate therein, and, at their election by providing reasonably prompt (and in no event more than thirty (30) calendar days after the date of the Indemnified Claim Notice) written notice of their election to assume the defense of an Indemnified Claim to such Indemnified Person, the Reorganized Debtors will (at their sole expense) be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and any Reorganized Debtors and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Reorganized Debtors, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Reorganized Debtors to such Indemnified Person of their election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Reorganized Debtors shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable documented out-of-pocket costs of investigation), to the extent incurred after the Reorganized Debtors assumed the defense of such Indemnified Claims, unless (A) the Reorganized Debtors shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time (and in no event later than the 30-day period referenced above) after the Reorganized Debtors have received the Indemnified Claim Notice, (B) after the Reorganized Debtors assume the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Reorganized Debtors have failed or are failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) Business Days following receipt of such notice by the Reorganized Debtors, or (C) the Reorganized Debtors shall have authorized in writing the employment of counsel for such Indemnified Person; provided, however, that if such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Reorganized Debtors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), the Reorganized Debtors shall be liable for the reasonable and documented out-of-pocket fees and expenses of such separate counsel and (if applicable) local counsel.

6

(c)               The Reorganized Debtors shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Reorganized Debtors (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Reorganized Debtors or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Reorganized Debtors agree to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Reorganized Debtors hereunder in accordance with, and subject to the limitations of, this ~~Section 11~~Section 12. The Reorganized Debtors shall not effect any settlement of any Indemnified Claims in respect of which indemnity has been sought hereunder by an Indemnified Person without the prior written consent of such Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), unless (i) such settlement includes a full and unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liabilities and obligations with respect to such Indemnified Claims, (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person, and (iii) such settlement does not contain any equitable order, judgment or term, or otherwise contain any sanction or restriction, that in any manner affects, restricts or interferes with (or could reasonably be expected to do so) the business of such Indemnified Person or any of its affiliates.

7

Section 13             ~~Section 12~~ Exculpation. The Claims Oversight Monitor, or any Professionals, agents, or representatives of the Claims Oversight Monitor, each in its capacity as such (collectively, the “Exculpated Parties”), shall not be liable for any losses, claims, damages, liabilities, obligations, settlements, proceedings, suits, judgments, causes of action, litigation, actions, investigations (whether civil or administrative and whether sounding in tort, contract or otherwise), penalties, costs, and expenses, including reasonable fees and disbursements incurred, caused by, relating to, based upon, or arising out of (directly or indirectly) the Exculpated Party’s execution, delivery, and acceptance of or the performance or nonperformance of its powers, duties, and obligations under this Agreement, the Plan, the Confirmation Order, any other order of the Bankruptcy Court or applicable law or as may arise by reason of any action, omission or error of an Exculpated Party, and Persons dealing or having any relationship with the Reorganized Debtors shall have recourse only to the Reorganized Debtors’ assets and shall look only to the Reorganized Debtors’ assets to satisfy any liability or other obligations incurred in carrying out the terms of the Plan and this Agreement, and the Claims Oversight Monitor shall not have any personal obligation to satisfy any such liability; provided, however, that the foregoing limitations shall not apply to any acts or omissions ultimately and finally determined by a final and non-appealable order of a court of competent jurisdiction to be the direct result of such Exculpated Party’s gross negligence, fraud or willful misconduct. None of the Exculpated Parties is deemed to be responsible for any other Exculpated Party’s actions or inactions. The foregoing indemnification and exculpation with respect to any Exculpated Party shall survive the termination of such Exculpated Party from the capacity for which it was deemed indemnified and exculpated and the termination or modification of this Agreement. The organizational documents of the Reorganized Debtors shall provide for the indemnification and exculpation of the Claims Oversight Monitor to the fullest extent permitted by applicable law.

Section 14             ~~Section 13~~ Insurance. On ~~T~~the Effective Date, the Claims Oversight Monitor (i) shall be covered as an officer under the Reorganized Debtors’ existing director and officer liability insurance policy as an “additional named insured” and as a “certificate holder” under each liability insurance policy of the Reorganized Debtors, or (ii) if not covered under such polic~~y~~ies, authorized to obtain all reasonably necessary insurance coverage for itself with the consent of the Reorganized Debtors (not to be unreasonably withheld or delayed), including, but not limited to, coverage with respect to the liabilities, duties and obligations of the Claims Oversight Monitor under this Agreement and the Plan (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage shall be effective as of the Effective Date and may remain in effect for a reasonable period of time after the termination of this Agreement; provided, that any such insurance coverage shall be in a form, manner and amount reasonably acceptable to the Claims Oversight Monitor and paid for by the Reorganized Debtors~~.~~; provided, further, that the Debtors shall notify the Claims Oversight Monitor of their unwillingness or inability to obtain the insurance coverage described in the foregoing clause (i) as promptly as practicable prior to the anticipated Effective Date.

Section 15             ~~Section 14~~ Termination. This Agreement shall terminate upon (i) the written agreement of the Reorganized Debtors and the Claims Oversight Monitor, or (ii) the Claims Oversight Monitor’s receipt of written notice from the Reorganized Debtors of the final resolution of all Disputed General Unsecured Claims and Convenience Claims. All provisions of this Agreement that expressly survive by their terms shall remain in effect in accordance with their terms.

8

Section 16             ~~Section 15~~ Descriptive Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 17             ~~Section 16~~ Amendment and Waiver. No change, modification, extension, renewal, ratification, waiver or rescission of this Agreement or of any of the provisions hereof shall be binding unless it is in writing and signed by both parties hereto. Further, no waiver or forbearance by either party hereto with respect to any right granted to such party herein shall operate or be construed to be a waiver or forbearance of such party’s right to exercise such right in the future.

Section 18             ~~Section 17~~ Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the rules of conflict of laws of the State of New York or any other jurisdiction.

Section 19             ~~Section 18~~ Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. Subject to the occurrence of the Effective Date, this Agreement shall become effective when each party hereto shall have received counterparts thereof signed by all the other parties hereto.

Section 20             ~~Section 19~~ Severability; Validity. If any provision of this Agreement or the application thereof to any Entity or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Entities or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

Section 21             ~~Section 20~~ Notices. Notices regarding or required by this Agreement must be in writing and delivered to the parties at the mailing addresses set forth below or to such other address as a party may designate in writing. Any notice required under this Agreement will be deemed effective upon delivery to the party to whom it is addressed.

If to the Claims Oversight Monitor:

~~[_______]~~

SACCULLO BUSINESS CONSULTING, LLC

27 Crimson King Drive

Bear, Delaware 19701

Attn: Anthony M. Saccullo

Email: ams@sacculloconsulting.com

If to the Reorganized Debtors:

EP ENERGY CORPORATION

1001 Louisiana Street

Houston, Texas 77002

Attn: Jace D. Locke

9

Email: Jace.Locke@epenergy.com

Section 22             ~~Section 21~~ Change of Address. Any entity may change the address at which it is to receive notices under this Agreement by furnishing written notice to the parties listed in ~~Section 20~~ Section 21 of this Agreement. Such change of address shall be effective five (5) Business Days after service of such notice.

Section 23             ~~Section 22~~ Relationship to Plan. The principal purpose of this Agreement is to aid in the implementation of the Plan and, therefore, this Agreement incorporates and is subject to the provisions of the Plan and Confirmation Order. In the event that the provisions of this Agreement are found to be inconsistent with the provisions of the Plan or Confirmation Order, the provisions of the Plan and Confirmation Order control; provided, however, that, pursuant to ~~Section 16~~ Section 17 of this Agreement, provisions of this Agreement adopted by amendment following substantial consummation (as such term is used in Section 1127(b) of the Bankruptcy Court) shall control over provisions of the Plan.

Section 24             ~~Section 23~~ Meaning of Terms. Unless the context of this Agreement otherwise requires, (i) words importing the masculine gender include the feminine and the neuter, if appropriate, and words importing the singular number include the plural number and vice versa, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement, (iv) the words “include,” “includes,” and “including,” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (v) the word “or” shall not be exclusive and shall be read to mean “and/or.”

Section 25             ~~Section 24~~ Retention of Jurisdiction. As provided in Article XI of the Plan, the Bankruptcy Court shall retain jurisdiction over the Reorganized Debtors to the fullest extent permitted by law, including, but not limited to, for the purpose of interpreting and implementing the provisions of this Agreement.

Section 26             ~~Section 25~~ Assignment. Neither this Agreement nor any of the rights, duties or obligations of either of the parties hereto may be assigned without Bankruptcy Court approval.

Section 27             ~~Section 26~~ Successor and Assigns; No Third Party Beneficiaries. This Agreement shall be binding on and shall inure to the benefit of each of the parties and their respective successors and assigns, except as otherwise provided herein. Neither party may assign, transfer, hypothecate or otherwise convey its respective rights, benefits, obligations or duties hereunder without the prior express written consent of the other party. Any such purported assignment, transfer, hypothecation or other conveyance by any party without the prior express written consent of the other party shall be null and void and of no force or effect.

Section 28             ~~Section 27~~ Effective Date. This Agreement shall become effective on the Effective Date.

10

IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers or representatives, all as of the date first above written.

EP ENERGY CORPORATION

By:
Name:
Title:

~~[DEBTORS]~~

EPE ACQUISITION, LLC

By:
Name:
Title:

~~[CLAIMS OVERSIGHT MONITOR]~~

EP ENERGY LLC

By:
Name:
Title:

EVEREST ACQUISITION FINANCE INC.

By:
Name:
Title:

[Signature Page to Oversight Monitor Agreement]

EP ENERGY GLOBAL LLC

By:
Name:
Title:

EP ENERGY MANAGEMENT, L.L.C.

By:
Name:
Title:

EP ENERGY RESALE COMPANY, L.L.C.

By:
Name:
Title:

EP ENERGY E&P COMPANY, L.P.

By:
Name:
Title:

SACULLO BUSINESS CONSULTING, LLC

By:
Name: Anthony M. Saccullo
Title:

[Signature Page to Oversight Monitor Agreement]